DRAFT
                                             SEPTEMBER 17, 1998


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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                          Reported): September 22, 1998

                   BEAR STEARNS ASSET BACKED SECURITIES, INC.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                         333-49015              13-3836437
-------------------------               -------------       -----------------
(State or Other Jurisdiction            (Commission          (I.R.S. Employer
  of Incorporation)                      File Number)       Identification No.)



  245 Park Avenue
  New York, New York                                              10167
---------------------                                            -------
  (Address of Principal                                         (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212) 272-4095
                                                    ---  --------

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Item 5.  Other Events.
----     ------------

Filing of Certain Materials
---------------------------

     Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Bear Stearns Asset Backed Securities, Inc. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Home Equity Loan-Backed Term Notes, Series 1998-2 (the "Term Notes").

Incorporation of Certain Documents by Reference
-----------------------------------------------

     The consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 1997 and December 31, 1996, and for the three-year period ended December 31, 1997, included in the Annual Report on Form 10-K of Ambac Financial Group Inc. (which was filed with the Securities and Exchange Commission on March 31, 1998) and the consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of June 30, 1998, and for the periods ended June 30, 1998 and June 30, 1997, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 1998 (which was filed with the Securities and Exchange Commission on August 14, 1998) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the prospectus; and (iii) the prospectus supplement for GMACM Revolving Home Equity Loan Trust 1998-2, Home Equity Loan-Backed Term Notes, Series 1998-2, and shall be deemed to be part hereof and thereof.

     In connection with the issuance of the Term Notes, the Company is filing herewith the consent of KPMG Peat Marwick LLP ("KPMG") to the use of their name and the incorporation by reference of their report in the Prospectus relating to the issuance of the Term Notes. The consent of KPMG is attached hereto as Exhibit 23.1



----------------------------

* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated June 4, 1998 and the prospectus supplement dated September 10, 1998 (collectively, the "Prospectus"), of Bear Stearns Asset Backed Securities, Inc., relating to its Home Equity Loan-Backed Term Notes, Series 1998-2.







Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.1     Consent of KPMG





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BEAR STEARNS ASSET BACKED
                                             SECURITIES, INC



                                            By:   /s/  Jonathan Lieberman
                                               -----------------------------
                                                       Jonathan Lieberman
                                                         Vice President

Dated:  September 22, 1998





Exhibit Index
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Exhibit                                                          Page
-------                                                          ----

23.1              Consent of KPMG







                                  EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Ambac Assurance Corporation:

          We consent to the incorporation by reference in the registration statement (No. 333-49015) of Bear Stearns Asset Backed Securities, Inc. (the "Registrant") and the prospectus supplement of the Registrant (the "Prospectus Supplement"), via the Form 8-K of the Registrant dated September 22, 1998, of our report dated January 29, 1998 on the consolidated financial statements of Ambac Assurance
          Corporation and its subsidiaries as of December 31, 1997 and December 31, 1996, and for the three-year period ended December 31, 1997, included in the Annual Report on Form 10-K of Ambac Financial Group Inc. (which was filed with the Securities and Exchange Commission on March 31, 1998), and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.

                                              /s/ KPMG Peat Marwick LLP

New York, New York
September 21, 1998